APPENDIX A

SHAREHOLDER SERVICING PLAN

WELLS FARGO FUNDS TRUST

Funds Trust Funds and Share Classes*	Maximum Shareholder Servicing Fee
Adjustable Rate Government Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Asia Pacific Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25
Asset Allocation Fund Class A Class B Class C Class R Administrator Class	0.25 0.25 0.25 0.25 0.25

C&B Large Cap Value Fund

Class A Class B Class C Investor Class Administrator Class	0.25 0.25 0.25 0.25 0.25
C&B Mid Cap Value Fund Class A Class B Class C Investor Class Administrator Class	0.25 0.25 0.25 0.25 0.25

California Limited-Term Tax-Free Fund

Class A Class C Administrator Class	0.25 0.25 0.25

California Municipal Money Market Fund

Class A Administrator Class Service Class Sweep Class	0.25 0.10 0.25 0.25

California Tax-Free Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Capital Growth Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Cash Investment Money Market Fund

Administrator Class Service Class	0.10 0.25

Classic Value Fund[1]

Class A Class B Class C Class R Administrator Class	0.25 0.25 0.25 0.25 0.25

Colorado Tax-Free Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Common Stock Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25

Conservative Allocation Fund

Administrator Class	0.25

Core Equity Fund[2]

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Disciplined Global Equity Fund[3]

Class A Class C Administrator Class	0.25 0.25 0.25

Disciplined U.S. Core Fund

Class A Class C Administrator Class	0.25 0.25 0.25

Disciplined Value Fund[4]

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Discovery Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Diversified Capital Builder Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Diversified Equity Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Diversified Income Builder Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Diversified International Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25

Diversified Small Cap Fund

Administrator Class	0.25

Dow Jones Target Today Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25

Dow Jones Target 2010 Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25
Dow Jones Target 2015 Fund Administrator Class Investor Class	0.25 0.25

Dow Jones Target 2020 Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25
Dow Jones Target 2025 Fund Administrator Class Investor Class	0.25 0.25

Dow Jones Target 2030 Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25
Dow Jones Target 2035 Fund Administrator Class Investor Class	0.25 0.25

Dow Jones Target 2040 Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25
Dow Jones Target 2045 Fund Investor Class Administrator Class	0.25 0.25
Dow Jones Target 2050 Fund Administrator Class Investor Class	0.25 0.25
Dow Jones Target 2055 Fund[5] Investor Class Administrator Class	0.25 0.25

Emerging Growth Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Emerging Markets Equity Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Endeavor Select Fund

Class A

Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Enterprise Fund[6]

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Equity Value Fund[7]

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Global Opportunities Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Government Money Market Fund

Class A Administrator Class Service Class Sweep Class	0.25 0.10 0.25 0.25

Government Securities Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25

Growth Balanced Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Growth Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Growth Opportunities Fund[8]

Class A Class C Administrator Class	0.25 0.25 0.25

Health Care Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Heritage Money Market Fund

Administrator Class Service Class	0.10 0.25

High Income Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25

High Yield Bond Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Income Plus Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25

Index Asset Allocation Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Index Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.10 0.25

Inflation-Protected Bond Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Intermediate Tax/AMT-Free Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

International Bond Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

International Equity Fund

Class A Class B Class C Class R Administrator Class	0.25 0.25 0.25 0.25 0.25

International Value Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Intrinsic Value Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Intrinsic Small Cap Value Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Intrinsic World Equity Fund

Class A Class C Administrator Class	0.25 0.25 0.25

Large Cap Core Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Large Cap Growth Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Large Company Value Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Mid Cap Growth Fund[9]

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25

Minnesota Money Market Fund

Class A Sweep Class	0.25 0.25

Minnesota Tax-Free Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Moderate Balanced Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Money Market Fund

Class A Class B Class C Daily Class Investor Class Service Class	0.25 0.25 0.25 0.25 0.25 0.25

Municipal Bond Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25

Municipal Cash Management Money Market Fund

Administrator Class Service Class	0.10 0.25

Municipal Money Market Fund

Class A Investor Class Service Class Sweep Class	0.25 0.25 0.25 0.25

National Tax-Free Money Market Fund

Class A Administrator Class Service Class Sweep Class	0.25 0.10 0.25 0.25

New Jersey Municipal Money Market Fund

Class A Service Class Sweep Class	0.25 0.10 0.25

New York Municipal Money Market Fund

Class A Service Class Sweep Class	0.25 0.25 0.25

North Carolina Tax-Free Fund

Class A Class C	0.25 0.25

Omega Growth Fund

Class A Class B Class C Class R Administrator Class	0.25 0.25 0.25 0.25 0.25

Opportunity Fund[10]

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Pennsylvania Municipal Money Market Fund

Class A Service Class Sweep Class	0.25 0.25 0.25

Pennsylvania Tax-Free Fund

Class A Class B Class C	0.25 0.25 0.25

Precious Metals Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Premier Large Company Growth Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25

Prime Investment Money Market Fund

Service Class	0.25

Short Duration Government Bond Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Short-Term Bond Fund

Class A Class C Investor Class	0.25 0.25 0.25

Short-Term High Yield Bond Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Short-Term Municipal Bond Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Small Cap Growth Fund[11]

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25

Small Cap Opportunities Fund

Administrator Class	0.25

Small Cap Value Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25

Small Company Growth Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Small Company Value Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Small/Mid Cap Core Fund

Class A Class C Administrator Class	0.25 0.25 0.25

Small/Mid Cap Value Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Social Sustainability Fund

Class A Class C Administrator Class	0.25 0.25 0.25

Special Mid Cap Value Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Special Small Cap Value Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Specialized Technology Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25
Strategic Large Cap Growth Fund Class A Class C Class R Administrator Class	0.25 0.25 0.25 0.25
Strategic Municipal Bond Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Total Return Bond Fund

Class A Class B Class C Class R Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25 0.25

Traditional Small Cap Growth Fund

Class A Class C Administrator Class	0.25 0.25 0.25

Treasury Plus Money Market Fund

Class A Administrator Class Service Class Sweep Class	0.25 0.10 0.25 0.25

Ultra Short-Term Income Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Ultra Short-Term Municipal Income Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Utility & Telecommunications Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

WealthBuilder Conservative Allocation Portfolio

0.25

WealthBuilder Equity Portfolio

0.25

WealthBuilder Growth Allocation Portfolio

0.25

WealthBuilder Growth Balanced Portfolio

0.25

WealthBuilder Moderate Balanced Portfolio

0.25

WealthBuilder Tactical Equity Portfolio

0.25

Wisconsin Tax-Free Fund

Class A Class C Investor Class	0.25 0.25 0.25
100% Treasury Money Market Fund Class A Administrator Class Service Class Sweep Class	0.25 0.10 0.25 0.25

Fees payable to a Servicing Agent are expressed as a percentage of the average daily net asset value of the shares of the specified class of the particular Fund beneficially owned by or attributable to clients of the Servicing Agent.

*On November 7, 2007, the Board of Trustees approved the closing of Class B shares to new investors and additional investments, effective February 14, 2008, with the exception of the Money Market Fund.  Following the closing of the Class B shares, 12b-1 and shareholder servicing fees will continue to reimburse previously incurred distribution-related expenses and expenses for servicing shareholder accounts and retain the assets of existing shareholders.

Most recent agreement approval:  March 25, 2011

Appendix A amended:  May 18, 2011

The foregoing fee schedule is agreed to as of May 18, 2011 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By: ________________________________

         C. David Messman

         Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By: ________________________________

         Andrew Owen

   Executive Vice President

  [1]On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Classic Value Fund into the Equity Value Fund.  Pending shareholder approval, the merger will become effective in the third quarter of 2011.

  [2]On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Core Equity Fund into the Opportunity Fund.  Pending shareholder approval, the merger will become effective in the third quarter of 2011.

  [3]On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Disciplined Global Equity Fund into the Intrinsic World Equity Fund.  Pending shareholder approval, the merger will become effective in the third quarter of 2011.

  [4]On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Disciplined Value Fund into the Large Company Value Fund.  Pending shareholder approval, the merger will become effective in the third quarter of 2011.

  [5]On February 10, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of a new fund: Dow Jones Target 2055 Fund.  The new fund will become effective on or about July 1, 2011.

  [6]On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Mid Cap Growth Fund into the Enterprise Fund and the addition of Class B to the Enterprise Fund.  Pending shareholder approval of the merger, the maximum shareholder servicing fee of 0.25 for Class B will become effective in the third quarter of 2011.

  [7]On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Classic Value Fund into the Equity Value Fund and the addition of Class R to the Equity Value Fund.  Pending shareholder approval of the merger, the maximum shareholder servicing fee of 0.25 for Class R will become effective in the third quarter of 2011.

  [8]On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Growth Opportunities Fund into the Discovery Fund.  Pending shareholder approval, the merger will become effective in the third quarter of 2011.

  [9]On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Mid Cap Growth Fund into the Enterprise Fund.  Pending shareholder approval, the merger will become effective in the third quarter of 2011.

  [10]On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Core Equity Fund into the Opportunity Fund and the addition of Class B to the Opportunity Fund.  Pending shareholder approval of the merger, the maximum shareholder servicing fee of 0.25 for Class B will become effective in the third quarter of 2011.

  [11]On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Small Cap Growth Fund into the Emerging Growth Fund.  Pending shareholder approval, the merger will become effective in the third quarter of 2011.